UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 27, 2014

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35634	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank

Foothill Ranch, CA 92610

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

(949) 699-3900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 27, 2014 The Wet Seal, Inc. (the “Company”) received a notice of default and demand for redemption (the “Notice”) from Hudson Bay Master Fund Ltd. (the “Holder”) of its Senior Convertible Note (the “Note”) dated September 3, 2014 issued by the Company to the Holder in the original principal amount of $27,000,000, pursuant to which the Company received formal notice that an Event of Default (as defined in the Note) had occurred. For additional information concerning the Notice and the related events of default, see Item 2.04 of this Current Report on Form 8-K, the contents of which are incorporated herein by reference.

On December 29, 2014, the Company and the Holder entered into a Forbearance Agreement (the “Forbearance Agreement”) pursuant to which the Holder, subject to the Company’s ongoing compliance with the representations, warranties, covenants and agreements contained in the Forbearance Agreement, granted the Company a limited forbearance for certain specified defaults effective from the date of the Notice through the earliest to occur of (i) January 12, 2015 at 11:59 p.m., (ii) the first minute of the date of any Event of Default (as defined in the Note) other than the Events of Default specified in the Forbearance Agreement, (iii) the first minute of the date of any breach by the Company of any representation, warranty, covenant or agreement contained in the Forbearance Agreement or (iv) the first minute of the date of the commencement of any bankruptcy or similar insolvency proceeding in which the Company is a debtor or debtor-in-possession. The Company agreed to reasonably cooperate with the Holder with respect to the Holder’s requests for information regarding the Company and its subsidiaries and to reimburse the Holder for certain costs and expenses.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As described in Item 1.01 of this Current Report on Form 8-K, the Company received the Notice from the Holder on December 27, 2014 due to the Company’s failure to make a payment of principal due to the Holder on December 26, 2014. In addition, the Company also failed to make a payment of interest due on such date, which shall constitute an event of default to the extent such failure to pay interest continues until January 5, 2015. Pursuant to the Notice, the Holder demanded immediate payment of the event of default redemption price, equal to $28,778,175, plus costs of collection, including attorneys’ fees and disbursements. The Company did not pay the event of default redemption price which was due and payable on December 31, 2014.

Each of (i) the failure by the Company to pay principal due and payable to the Holder on December 26, 2014, (ii) the failure by the Company to pay interest due and payable to the Holder on December 26, 2014 by January 5, 2015, (iii) the failure by the Company to pay the event of default redemption price by December 31, 2014, and (iv) the failure by the Company to deliver an event of default notice to the Holder with respect to each of the foregoing events of default constitute or will constitute events of default under the Note. As a result of such events of default, the Company entered into the Forbearance Agreement with the Holder which is described in Item 1.01 of this Current Report on Form 8-K.

An event of default under the Note results in an event of default under the Company’s senior revolving credit facility, whereupon the lender under the Company’s senior revolving credit facility may declare all amounts owing and payable thereunder to be immediately due and payable.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 30, 2014, the Board of Directors of the Company authorized an increase in the annual base salary of Mr. Thomas Hillebrandt, the interim chief financial officer and interim principal accounting officer of the Company, from $255,000 to $350,000, effective on December 30, 2014.

In addition, the Board authorized the designation of Mr. Hillebrandt as a participant in the Company’s Amended and Restated Severance and Change in Control Plan (the “Severance Plan”) and the execution by the Company of a participation agreement with Mr. Hillebrandt consistent with the terms of the Severance Plan. Pursuant to the terms of the Severance Plan, Mr. Hillebrandt is entitled to additional and future compensation in the event of certain types of terminations and in the event of a change of control of the Company. The Severance Plan requires a qualifying termination of employment in addition to a change of control in the Company before change of control benefits or accelerated equity vesting are triggered. The Severance Plan has been previously disclosed by the Company in its definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2014, which such description is incorporated herein by reference.

The foregoing summary of the Severance Plan is qualified in its entirety by the Severance Plan, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2014.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This Current Report on Form 8-K may contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to material risks and uncertainties, and are subject to change based on factors beyond the Company’s control. Accordingly, the Company’s future performance and actual results may differ materially from those expressed or implied in any such forward-looking statements. In addition, as previously disclosed by the Company, there is substantial doubt about the Company’s ability to continue as a going concern and a number of factors, risks and uncertainties may materially and adversely affect the Company’s business, liquidity and financial condition and any such forward-looking statements. Investors are urged to read the Company’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on December 10, 2014 for further information and disclosures regarding such factors, risks and uncertainties and the Company’s business, liquidity, and financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: January 2, 2015	By:	/s/ Thomas R. Hillebrandt
	Name:	Thomas R. Hillebrandt
	Title:	Interim Chief Financial Officer